UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): FEBRUARY 25, 2002


                    PEOPLES BANCORP OF NORTH CAROLINA, INC.
                    ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          NORTH CAROLINA              000-27205                56-2132396
          --------------              ---------                ----------
  (State or Other Jurisdiction   (Commission File No.)       (IRS Employer
      of Incorporation)                                    Identification No.)



      518  WEST  C  STREET
      NEWTON,  NORTH  CAROLINA                                 28658
      ------------------------                                 -----
     (Address of Principal Executive Offices)                (Zip Code)




                                 (828) 464-5620
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM  5.  OTHER  EVENTS

     On February 27, 2002, Peoples Bancorp of North Carolina, Inc. issued a press release announcing that its Board of Directors has authorized the use of an additional $1 million for the repurchase of the Company's common stock.

     A copy of the press release is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits

     (99)(a) Press  Release,  dated  February 27, 2002




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PEOPLES BANCORP OF NORTH CAROLINA, INC.


Date: February 27, 2002             By:  /s/  A. Joseph Lampron
                                        ------------------------------------
                                        A.  Joseph  Lampron
                                        Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                   Description                    Sequential Page No.
-----------                   -----------                    -------------------
  (99)(a)         Press Release, dated February 27, 2002             4

     This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management's business strategy, national, regional, and local market conditions and legislative and regulatory conditions.
     Readers should not place undue reliance on forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.